UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 23, 2005, Huttig Building Products, Inc. (“Huttig”) entered into a separation agreement (the “Agreement”) with Thomas S. McHugh, former Vice President - Finance and Chief Financial Officer of Huttig, in connection with Mr. McHugh’s resignation as an officer and employee of Huttig. Pursuant to the Agreement, Mr. McHugh will receive his base salary through June 30, 2006 commencing on the date of the Agreement and will be entitled to continue his participation in Huttig’s health, life and disability insurance plans, subject to certain restrictions. He will also receive the current and deferred portions of his bonus earned through December 31, 2004, including accrued interest through June 30, 2005. In addition, Mr. McHugh will be entitled to exercise his vested stock options for a period of one year from the date of the Agreement and Huttig will seek appropriate board approval with respect to the vesting of shares of restricted stock and stock options that were not vested as of the date of the Agreement. The Agreement contains a release of liability by Mr. McHugh in respect of Huttig.

The description of the Agreement set forth above is qualified in its entirety by reference to the actual terms of the Agreement, which will be filed by Huttig as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2005.

On May 23, 2005, Huttig entered into an employment arrangement with David L. Fleisher. Pursuant to the employment arrangement, Mr. Fleisher has been appointed as Vice President – Chief Financial Officer and Secretary of Huttig. Under the terms of the employment arrangement, Mr. Fleisher will receive an annual base salary of $250,000 and will be eligible to participate in Huttig’s Economic Value Added Incentive Compensation Plan. He will be entitled to receive a minimum of $125,000 under that plan for 2005. Mr. Fleisher also was awarded 25,000 shares of restricted stock with a three-year vesting period effective on his date of employment. In addition, Mr. Fleisher entered into a Change of Control Agreement with Huttig. A form of such Change of Control Agreement was filed as Exhibit 10.31 to Huttig’s Annual Report on Form 10-K for the year ended December 31, 2002, and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) The information provided above in response to Item 1.01 is hereby incorporated by reference into this Item 5.02.

(c) Effective May 23, 2005, David L. Fleisher was appointed to the position of Vice President – Chief Financial Officer and Secretary of Huttig. Mr. Fleisher, 43 years of age, served in various officer roles with MEMC Electronic Materials, Inc. (manufacturer of silicon wafers) since March 1996, which most recently included Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer. For a description of Mr. Fleisher’s employment arrangement, see response to Item 1.01, which response is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits
10.1	Form of Change of Control Agreement (incorporated herein by reference to Exhibit 10.31 of Huttig Building Products, Inc.’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002).

99.1	Press Release, dated May 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: May 27, 2005	/S/ DAVID L. FLEISHER
David L. Fleisher
Vice President – Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Form of Change of Control Agreement (incorporated herein by reference to Exhibit 10.31 of Huttig Building Products, Inc.’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002).

99.1	Press Release, dated May 23, 2005.